Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Marc C. Breslawsky, Chairman of the Board and Chief Executive Officer of Imagistics International Inc., the ("Company"), and Timothy E. Coyne, Chief Financial Officer of the Company, each hereby certifies that (1) the Annual Report of the Company on Form 10-K for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: March 10, 2005                        /s/ Marc C. Breslawsky
                                                 ------------------
                                             Marc C. Breslawsky
                                             Chairman of the Board,
                                             Chief Executive Officer


Dated: March 10, 2005                        /s/ Timothy E. Coyne
                                                 ----------------
                                             Timothy E. Coyne
                                             Chief Financial Officer